UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

PROLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13894 (Commission File Number)	34-1807383 (I.R.S. Employer Identification No.)

100 Gando Drive, New Haven, Connecticut 06513

(Address of principal executive offices, including zip code)

(203) 401-6450

(Registrant's telephone number, including area code)

TRANSPRO, INC.

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS

On July 22, 2005, Proliance International, Inc. (formerly known as Transpro, Inc.) issued a press release announcing the completion of its merger with Modine Aftermarket Holdings, Inc. and certain related matters. A copy of this press release is furnished as Exhibit 99.1 hereto.

Additional information regarding the merger will be disclosed in a separate Form 8-K pursuant to Item 2.01 thereof and other applicable items.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits – The following exhibit is furnished as part of this report:

99.1	Press Release dated July 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.

Date: July 22, 2005	By:	/s/ Richard A. Wisot Richard A. Wisot Vice President, Treasurer, Secretary, and Chief Financial Officer